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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2002, (the "Report") by Arkansas Best Corporation ("Registrant"), each of the undersigned hereby certifies that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        ARKANSAS BEST CORPORATION
                                        (Registrant)

Date: February 26, 2003                 /s/ Robert A. Young III
                                        ----------------------------------------
                                        Robert A. Young III
                                        President & Chief Executive Officer


                                        ARKANSAS BEST CORPORATION
                                        (Registrant)

Date: February 26 , 2003                /s/ David E. Loeffler
                                        ----------------------------------------
                                        David E. Loeffler
                                        Vice President-Treasurer, Chief
                                        Financial Officer and Principal
                                        Accounting Officer